UNITED STATES SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.         )

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☐	Soliciting Material Pursuant to §240.14a-12

The TriZetto Group, Inc.

(Name of Registrant as Specified in Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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Filed by The TriZetto Group, Inc.

Under the Securities Exchange Act of 1934

Subject Company: The TriZetto Group, Inc.

Commission File Number 000-27501

Important Information

The TriZetto Group, Inc. (“TriZetto” or the “Company”) filed a definitive proxy statement in connection with its 2008 Special Meeting of Stockholders with the Securities and Exchange Commission (SEC) on May 27, 2008. TriZetto stockholders are urged to read the proxy statement carefully as it contains important information regarding this vote. Proxy statements were mailed to shareholders on May 30, 2008. The proxy statement and other relevant documents filed with the SEC are also available at no cost on the SEC’s website at www.sec.gov, as well as TriZetto’s website at www.trizetto.com. Hardcopies may also be obtained free of charge from TriZetto by contacting Brad Samson, vice president investor relations at 949-719-2220. Stockholders may also contact Morrow & Co. with questions or requests for additional copies of the proxy materials by calling toll-free 800-607-0088, or by e-mail at TriZetto.info@morrowco.com.

TriZetto, and its directors and executive officers, may be deemed to be participants in the solicitation of proxies from TriZetto’s stockholders with respect to the transactions contemplated by the definitive merger agreement between Apax Partners L.P. and TriZetto. Information regarding TriZetto’s directors and executive officers is contained in TriZetto’s definitive proxy statement filed on May 27, 2008.

Forward-Looking Statements

These filings contain forward-looking statements that involve risks and uncertainties. The forward-looking statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements may include statements about future revenue, profits, cash flows and financial results, the market for TriZetto’s services, future service offerings, change of control, industry trends, client and partner relationships, TriZetto’s operational capabilities, future financial structure, uses of cash, anticipated dilution or accretion of acquisitions or proposed transactions. Actual results may differ materially from those stated in any forward-looking statements based on a number of factors, including the ability of TriZetto to successfully integrate the businesses of TriZetto and its acquisitions or partners; the contributions of acquisitions to TriZetto’s operating results; the effectiveness of TriZetto’s implementation of its business plan, the market’s acceptance of TriZetto’s new and existing products and services, the timing of new bookings, risks associated with management of growth, reliance on third parties to supply key components of TriZetto’s services, attraction and retention of employees, variability of quarterly operating results, competitive factors, other risks associated with acquisitions, changes in demand for third party products or solutions which form the basis of TriZetto’s service and product offerings, financial stability of TriZetto’s customers, the ability of TriZetto to meet its contractual obligations to customers, including service level and disaster recovery commitments, changes in government laws and regulations; risks associated with rapidly changing technology; the risk that TriZetto’s proposed acquisition by Apax Partners is not consummated; as well as the other risks identified in TriZetto’s filings with the SEC, including, but not limited to, its annual report on Form 10-K and quarterly reports on Form 10-Q, copies of which may be obtained by contacting TriZetto’s Investor Relations department at 949-719-2225 or at TriZetto’s web site at www.trizetto.com. TriZetto undertakes no duty to update any forward-looking statement to conform the statement to actual results or changes in the company’s expectations after the date of these filings.

The following letter from Jeff Margolis, President and CEO of the Company, was issued by The TriZetto Group, Inc. on June 16, 2008, to stockholders of the Company, via their respective brokers, eligible to vote shares of the Company’s common stock at the Special Meeting of Stockholders of the Company to be held on Monday, June 30, 2008.

June 16, 2008

Dear Stockholder:

We have previously mailed you proxy materials requesting your vote for the Special Meeting of Stockholders of The TriZetto Group, Inc. to be held on Monday, June 30, 2008. Your vote is needed to consider a proposal to approve and adopt a merger between TriZetto and TZ Holdings, L.P. (an entity owned by Apax Partners, L.P. and other minority investors).

As of this writing, our records indicate that we have not yet received your signed proxy card. The Special Meeting is now only a short time away. It is important that you sign and return your proxy today to make sure that your shares will be voted at the meeting in accordance with your desires. You may also vote by telephone or internet by following the instructions on the enclosed proxy form. If you own shares in the name of a brokerage firm, your broker cannot vote your shares unless the firm receives your specific instructions.

Our board of directors recommends that all of our stockholders vote FOR the approval and adoption of the merger agreement.

Please disregard this reminder if you have already mailed your proxy to us. Otherwise, please sign and date the enclosed card and return it in the pre-paid envelope. In the event that two proxies are received from you, the one bearing the latest date will be counted, as it automatically revokes all prior proxies. If you have questions or need new copies of proxy materials, please contact our solicitor, Morrow & Co., at 800-607-0088.

Sincerely,

/s/ Jeffrey H. Margolis

Jeffrey H. Margolis

Chairman of the Board and Chief Executive Officer

CORPORATE OFFICE	WEB
567 San Nicolas Drive, Suite 360	www.TriZetto.com
Newport Beach, CA 92660
949-719-2200 Fax: 949-219-2197

The following letter from Jeff Margolis, President and CEO of the Company, was issued by The TriZetto Group, Inc. on June 16, 2008, to stockholders of the Company eligible to vote shares of the Company’s common stock at the Special Meeting of Stockholders of the Company to be held on Monday, June 30, 2008.

June 16, 2008

Dear Stockholder:

We have previously mailed you proxy materials requesting your vote for the Special Meeting of Stockholders of The TriZetto Group, Inc., to be held on Monday, June 30, 2008. Your vote is needed to consider and vote upon a proposal to approve and adopt a merger between TriZetto and TZ Holdings, L.P. (an entity owned by Apax Partners, L.P. and other minority investors).

As of this writing, our records indicate that we have not yet received your signed proxy card. The Special Meeting is now only a short time away. It is important that you sign and return your proxy today to make sure that your shares will be voted at the meeting in accordance with your desires. In the event that your proxy material has been misplaced, we are enclosing for your use a duplicate proxy card and return envelope.

Our board of directors recommends that all of our stockholders vote FOR the approval and adoption of the merger agreement.

Please disregard this reminder if you have already mailed your proxy to us. Otherwise, please sign and date the enclosed card and return it in the pre-paid envelope. In the event that two proxies are received from you, the one bearing the latest date will be counted, as it automatically revokes all prior proxies. If you have questions or need new copies of proxy materials, please contact our solicitor, Morrow & Co., at 800-607-0088.

Sincerely,

/s/ Jeffrey H. Margolis

Jeffrey H. Margolis

Chairman of the Board and Chief Executive Officer

CORPORATE OFFICE	WEB
567 San Nicolas Drive, Suite 360	www.TriZetto.com
Newport Beach, CA 92660
949-719-2200 Fax: 949-219-2197